WILLIAM BLAIR FUNDS

SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2006

The following information supplements the Summary section of the William Blair Emerging Markets Growth Fund.

Effective September 29, 2006, the William Blair Emerging Markets Growth Fund is closed to investors unless you fit into one of the categories described below.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•	A current Fund shareholder as of September 29, 2006;

•	A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of September 29, 2006; or

•	A wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of September 29, 2006 purchasing shares on behalf of new or existing clients.

In addition, you may purchase shares of the Fund and reinvest dividends and capital gains in the Fund if you are:

•	A client who maintains a brokerage or managed account with William Blair & Company, L.L.C.; or

•	An institutional investor or financial professional (including investment advisers, broker-dealers, banks and trust companies) who has expressed an interest in writing of investing in the Fund, either for itself or on behalf of clients, prior to September 29, 2006, if approved by an officer of the Trust;

Except as otherwise noted, these restrictions apply to investments made directly with William Blair & Company, L.L.C. and investments made through financial institutions and/or intermediaries. Once an account is closed, additional investments will not be accepted unless you are in one of the categories listed above. Exchanges into the Fund from other William Blair Funds are not permitted, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

Dated: September 11, 2006

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.